Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Margaret V. Russell, Chief Financial Officer of Biophan Technologies, Inc. (the "Company"), certify to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended August 31, 2008 of the Company, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 14, 2008

/s/ Margaret V. Russell
Margaret V. Russell Chief Financial Officer